UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2024

EDGIO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33508	20-1677033
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11811 North Tatum Blvd., Suite 3031 Phoenix, AZ	85028
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (602) 850-5000

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	EGIO	Nasdaq Capital Market
Preferred Stock Purchase Rights		Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on September 9, 2024, Edgio, Inc. (the “Company”) and certain of its direct and indirect subsidiaries filed voluntary petitions for relief (the “Chapter 11 Cases”) under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”).

On September 9, 2024, the Company received written notice (the “Delisting Notice”) from the Listing Qualifications Department of the Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, as a result of the Chapter 11 Cases and in accordance with Nasdaq Listing Rules 5101, 5110(b) and IM-5101-1, Nasdaq had determined that the Company’s common stock will be delisted from the Nasdaq Capital Market. Nasdaq also notified the Company, as a separate basis for delisting, that the Company was not in compliance with Nasdaq Listing Rule 5250(c)(1) for failure to file its periodic financial reports. The Delisting Notice also advises the Company of its right to appeal Nasdaq’s determination pursuant to procedures set forth in Nasdaq Listing Rule 5800 Series. The Company does not intend to pursue an appeal.

Trading of the Company’s common stock will be suspended from the Nasdaq Capital Market at the opening of business on September 18, 2024. Nasdaq will file a Form 25-NSE with the Securities and Exchange Commission (the “SEC”), which will remove the Company’s common stock from listing and registration on Nasdaq. As a result, the Company’s common stock is expected to commence trading on the Pink Open Market operated by the OTC Markets Group, Inc. (commonly referred to as the “pink sheets”). The Pink Open Market is a significantly more limited market than the Nasdaq Capital Market, and quotation on the Pink Open Market will likely result in a less liquid market for existing and potential holders of the Company’s common stock to trade the common stock and could further depress the trading price of the Company’s common stock. The Company can provide no assurance that the common stock will continue to trade on this market, whether broker-dealers will continue to provide public quotes of the Company’s common stock on this market, or whether the trading volume of the Company’s common stock will be sufficient to provide for an efficient trading market for existing and potential holders of the Company’s common stock.

Cautionary Note Regarding the Company’s Common Stock

The Company cautions that trading in the Company’s common stock and other securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the Chapter 11 Cases. The Company expects that holders of shares of the Company’s common stock will experience a complete or significant loss on their investment, depending on the outcome of the Chapter 11 Cases.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 9, 2024, the Company entered into incentive bonus agreements with certain of its executive officers (the “ELT Participants”), which provide such ELT Participants with the opportunity to earn performance-based bonus payments if (i) Lynrock Lake Star LLC (or an affiliate thereof) acquires assets of the Company pursuant to the previously-disclosed sales process and (ii) certain EBITDA-based performance targets are achieved in respect of the 2025 fiscal year (the “Incentive Agreements”), with any payments earned under the Incentive Agreements to be paid during 2026, subject to service-based requirements set forth in the Incentive Agreements. The ELT Participants would participate in a performance bonus pool ranging from $937,500 (if threshold level performance is achieved) up to a maximum potential of $1.25M (if target level performance is achieved).

Cautionary Note Concerning Forward-Looking Statements

The Company includes in this Current Report on Form 8-K “forward-looking statements” within the meaning of the federal securities laws, including statements regarding the delisting of the Company’s common stock from the Nasdaq Capital Market and trading in the Company’s common stock on the Pink Open Market. A reader can identify forward-looking statements because they are not limited to historical fact or they use words such as “expects,” “estimates,” “intends,” and similar expressions that concern the Company’s strategy, plans, intentions or beliefs about future occurrences or results. It is very difficult to predict the effect of known factors, and the Company cannot anticipate all factors that could affect actual results that may be important to an investor. All forward-looking information should be evaluated in the context of these risks, uncertainties and other factors, including: risks attendant to the bankruptcy process, including the Company’s ability to obtain court approval from the Bankruptcy Court with respect to motions or other requests made to the Bankruptcy Court throughout the course of the Chapter 11 Cases; the Company Parties’ ability to negotiate and confirm a sale of its assets under Section 363 of the Bankruptcy Code; the effects of the Chapter 11 Cases on the Company’s liquidity (including the availability of operating capital during the pendency of the Chapter 11 Cases), results of operations, business prospects and costs, including increased legal and other professional costs necessary to facilitate the Chapter 11 Cases; the effects of the Chapter 11 Cases on the interests of various constituents and financial stakeholders; the length of time that the Company will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the Chapter 11 Cases; objections to the Company’s restructuring process or other pleadings filed that could protract the Chapter 11 Cases; risks associated with third-party motions in the Chapter 11 Cases; Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general; the Company’s ability to comply with the restrictions imposed by the terms and conditions of its financing arrangements; employee attrition and the Company’s ability to retain senior management and other key personnel due to the distractions and uncertainties; the Company’s ability to maintain relationships with suppliers, customers, employees and other third parties and regulatory authorities as a result of the Chapter 11 Cases; the impact and timing of any cost-savings measures and related local law requirements in various jurisdictions; finalization of the Company’s annual and quarterly financial statements; risks relating to the delisting of the Company’s common stock from the Nasdaq Capital Market and future quotation of the Company’s common stock; the impact of litigation and regulatory proceedings; the impact and timing of any cost-savings measures as well as other risk factors set forth in this Current Report and those factors disclosed under “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the SEC on June 29, 2023, the Company’s Quarterly Reports on Form 10-Q filed with the SEC on August 15, 2023, September 12, 2023 and November 16, 2023 and the Company’s subsequent reports filed with the SEC.

All forward-looking statements in this Current Report on Form 8-K are based on information available to the Company as of the date hereof. The Company undertakes no obligation to revise or publicly release the results of any revision to these forward-looking statements, except as required by law. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 13, 2024	EDGIO, INC.

/s/ Richard P. Diegnan
Richard P. Diegnan
Chief Legal Officer & Secretary